                                    GUARANTEE

         GUARANTEE (as amended, supplemented or otherwise modified from time to time, this "Guarantee"), dated as of June 30, 2003, by Great American Insurance
Company, an Ohio Corporation (together with its successors, the "Guarantor"), in favor of JAMES RIVER GROUP, INC., a Delaware corporation (together with its successors and assigns, the "Beneficiary").

         WHEREAS, concurrently with the execution and delivery of this
Guarantee, the Beneficiary and American Empire Surplus Lines Insurance Company,
a Delaware corporation and a wholly-owned subsidiary of the Guarantor ("AESLIC")
are entering into a Stock Purchase Agreement, dated as of the date hereof (the
"Stock Purchase Agreement"), pursuant to which, among other things, Beneficiary is acquiring 100% of the capital sock of Fidelity Excess and Surplus Insurance
Company, a wholly-owned subsidiary of AESLIC ("Fidelity");

         WHEREAS, Fidelity and AESLIC are parties to a certain Reinsurance
Agreement, dated as of January 1, 2002 (as amended, the "Reinsurance
Agreement"), pursuant to which, among other things, AESLIC is responsible for all obligations and liabilities under the "Reassured's Business", as defined in the Reinsurance Agreement;

         WHEREAS, Fidelity, AESLIC and The Provident Bank are parties to a certain Trust Account Agreement, dated as of March 12, 2003 (as amended, the
"Trust Account Agreement" and, together with the Reinsurance Agreement and the
Stock Purchase Agreement, the "Transaction Agreements"), pursuant to which, among other things, a Trust Account was established and is maintained in connection with the Reinsurance Agreement; and

         WHEREAS, it is a condition to the closing of the transactions contemplated by the Stock Purchase Agreement that the Guarantor shall have executed and delivered this Guarantee in favor of the Beneficiary as additional security for the obligations of AESLIC and Fidelity and their respective successors, assigns and sub-contractees (each, a "Party" and together, the
"Parties"), under the Transaction Agreements to which a Party is or becomes a party.

         NOW, THEREFORE, the parties hereto agree as follows:

         1. Guarantee. The Guarantor irrevocably, absolutely and unconditionally guarantees the prompt payment and performance by the Parties of all of the
Parties' obligations under the Transaction Agreements, including, without limitation, all indemnification obligations and payments of AESLIC under the
Stock Purchase Agreement, the Reinsurance Agreement and the Trust Agreement (all
of such obligations being hereinafter referred to as the "Obligations"). The
Obligations shall be enforceable against the Guarantor without the necessity for any suit or proceedings on the Beneficiary's part of any kind or nature whatsoever against any Party, and without the necessity of any notice to
Guarantor of non-payment, non-performance or non-

observance or any notice of acceptance of this Guaranty or any other notice or demand to which the Guarantor might otherwise be entitled, all of which the
Guarantor hereby expressly waives; and the Guarantor hereby expressly agrees that the validity of the Guaranty and the obligations of the Guarantor hereunder shall in no way be terminated, affected or impaired by reason of the assertion or the failure to assert by the Beneficiary against any Party, of any of the rights or remedies of the Beneficiary pursuant to the provisions of any
Transaction Agreement.

         2. Obligations of Guarantor Unconditional.

         (a) The Guarantor hereby guarantees that the Obligations will be paid and/or performed strictly in accordance with the terms of the Transaction
Agreements regardless of any law now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Beneficiary with respect thereto. The Obligations of the Guarantor hereunder shall be absolute and unconditional irrespective of: (i) the validity, regularity or enforceability of the Transaction Agreements; (ii) any alteration, amendment, modification, release, termination or cancellation of any Transaction Agreement; (iii) any waiver of, or consent to any departure from, any of the provisions of the
Transaction Agreements; (iv) any release of any party primarily or secondarily liable for the Obligations, (v) any alteration, amendment, modification, release, termination or cancellation of, or waiver of, or consent to any departure from, any other indemnity given in connection with any Transaction
Agreement; (vi) any delay in enforcing the Obligations; (vii) the insolvency, bankruptcy or reorganization of any Party; or (viii) any other circumstance which might otherwise constitute a defense (legal, equitable or otherwise)
available to, or a discharge of, the Guarantor and any Party with respect to any or all of the Obligations.

         (b) This Guarantee (i) is a guarantee of payment and not of collection,
(ii) is a continuing guarantee and shall remain in full force and effect until the indefeasible payment and/or performance in full of all of the Obligations, and (iii) notwithstanding clause (ii) above, shall continue to be effective or shall be reinstated, as the case may be, if at any time any payment of any of the Obligations (to the extent payable in money) is rescinded or must otherwise be returned by the Beneficiary to any Party or the Guarantor or to any
guarantor, trustee, receiver or other representative of either of them, upon the insolvency, bankruptcy or reorganization of any Party or the Guarantor or otherwise, all as though such payment had not been made. The date on which this
Guarantee ceases to be effective is hereafter referred to as the "Guarantee
Termination Date."

         3. Collateral. The Guarantor hereby waives (i) any right to cause the
Beneficiary to proceed against any Trust Asset (as defined in the Trust Account
Agreement) deposited into the Trust Account (as defined in the Trust Account
Agreement) (the "Trust Collateral") for the satisfaction of the Obligations before proceeding against the Guarantor; and (ii) any requirement that the
Beneficiary exhaust any right or take any action against any Party or any other person or the Trust Collateral as a precondition to the Beneficiary's right to enforce this Guarantee in accordance with its terms.

         4. Subrogation; Subordination. The Guarantor shall not exercise any rights of subrogation hereunder, by any payment made by it hereunder or otherwise, until after the

Guarantee Termination Date. If any amount shall be paid to the Guarantor on account of such subrogation rights on or prior to the Guarantee Termination
Date, such amount shall be held in trust for the benefit of the Beneficiary, shall be segregated from the other funds of the Guarantor and shall forthwith be paid over to the Beneficiary to be applied in whole or in part by the
Beneficiary against the Obligations.

         5. Remedies. In the event that a Party shall not pay and/or perform any of its Obligations, the Beneficiary, at its option, may declare all sums guaranteed hereunder to be and become forthwith due and payable by the Guarantor under the terms of and with the effect provided in this Guarantee, regardless of whether the Beneficiary shall have exercised any of its rights or remedies under any Transaction Agreement.

         6. Payments Free and Clear of Taxes, Etc. All payments by the Guarantor under this Guarantee shall be made without setoff, counterclaim or other defense. All such payments shall be made free and clear of and without deduction for any present or future stamp or other taxes, levies, imposts, deductions, charges, fees, withholdings, liabilities, restrictions or conditions of any nature whatsoever now or hereafter imposed, levied, collected, assessed or withheld by (i) any multinational, federal, provincial, state, municipal, local or other governmental or public department, court, commission, board, bureau, agency or instrumentality, domestic or foreign; (ii) any subdivision, agent, commission, board, or governmental entity or any of the foregoing; or (iii) any quasi-governmental or private body exercising any regulatory, expropriation or taxing governmental entity under or for the account of any of the foregoing
(each such entity described in clauses (i), (ii) and (iii) above hereinafter referred to as a "Governmental Authority"), and all interest, penalties or similar liabilities, but excluding any and all taxes on the Beneficiary's overall net income (all such non-excluded taxes, levies, imposts, deductions, charges, fees, withholdings, liabilities, restrictions and conditions hereinafter referred to as "Taxes"). In the event that any withholding or deduction from any payment to be made by the Guarantor hereunder is required in respect of any Taxes pursuant to any applicable law then the Guarantor shall:

         (a) pay to the relevant Governmental Authority the full amount required to be so withheld or deducted;

         (b) promptly forward to the Beneficiary an official receipt or other documentation satisfactory to the Beneficiary evidencing such payment to such
Governmental Authority; and

         (c) pay to the Beneficiary such additional amount as is necessary to ensure that the net amount actually received by the Beneficiary after such withholding or deduction (including withholdings or deductions on amounts payable under this subsection (c) of this Section) will equal the full amount that the Beneficiary would have received had no such withholding or deduction been required. If the Guarantor fails to perform its obligations under subsections (a) and (b) above, the Guarantor shall indemnify, defend (with counsel acceptable to the Beneficiary) and hold harmless the Beneficiary from and against any incremental Taxes, interest or penalties that may become payable as a result of any such failure.

         7. Limitation of Guaranty. Notwithstanding any provision to the contrary contained herein or in any other Transaction Agreement, to the extent the obligations of the Guarantor shall be adjudicated to be invalid or unenforceable for any reason (including, without limitation, because of any applicable state or federal law relating to fraudulent conveyances or transfers)
then the obligations of the Guarantor hereunder shall be limited to the maximum amount that is permissible under applicable law.

         8. Miscellaneous.

         (a) Amendments and Waivers; Remedies Cumulative. Except as otherwise expressly provided in this Guarantee, any provision of this Guarantee may be amended or modified only by an instrument in writing signed by the Guarantor and the Beneficiary, and any provision of this Guarantee may be waived by the
Beneficiary; provided that no amendment, modification or waiver shall, unless by an instrument signed by the Beneficiary, discharge the Guarantor from its guarantee of the Obligations. No failure on the part of the Beneficiary to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof or preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

         (b) Expenses. The Guarantor shall reimburse the Beneficiary for all out-of-pocket costs, expenses and charges (including, without limitation, reasonable fees and charges of legal counsel for the Beneficiary) in connection with any investigation, enforcement or preservation of any rights or remedies under this Guarantee.

         (c) Assignment; Participations. This Guarantee shall be binding upon, and shall inure to the benefit of the Guarantor, the Beneficiary and the respective successors of each and the assigns of Beneficiary. The Guarantor may not assign or transfer any of its rights or obligations hereunder. The
Beneficiary may assign or transfer all or any portion of its rights hereunder without the Guarantor's consent.

         (d) Notices. Notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

             (i) if to the Beneficiary, to:

                 James River Group, Inc.
                 1414 Raleigh Road, Suite 415
                 Chapel Hill, NC 27517
                 Attention: J. Adam Abram
                 Fax:  919-883-4177

                 with a copy to:

                 Bryan Cave LLP
                 1290 Avenue of the Americas

                 New York, NY  10104
                 Attention:  Kenneth L. Henderson, Esq.
                 Fax:  212-541-4630

             (ii) if to the Guarantor, to:

                 Great American Insurance Company
                 580 Walnut Street
                 Cincinnati, OH  45202
                 Attention: General Counsel
                 Fax: 513-369-3655

                 with a copy to:

         (e) JURISDICTION; IMMUNITIES. THE GUARANTOR AND THE BENEFICIARY HEREBY
IRREVOCABLY SUBMIT TO THE JURISDICTION OF ANY NEW YORK STATE OR UNITED STATES
FEDERAL COURT SITTING IN NEW YORK COUNTY OVER ANY ACTION OR PROCEEDING ARISING
OUT OF OR RELATING TO THIS GUARANTEE, AND THE GUARANTOR AND THE BENEFICIARY
HEREBY IRREVOCABLY AGREE THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING
MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR FEDERAL COURT. THE
GUARANTOR AND THE BENEFICIARY IRREVOCABLY CONSENT TO THE SERVICE OF ANY AND ALL
PROCESS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES OF SUCH
PROCESS TO SUCH PERSON AT ITS ADDRESS SPECIFIED HEREIN. THE GUARANTOR AND THE
BENEFICIARY AGREE THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL
BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT
OR IN ANY OTHER MANNER PROVIDED BY LAW. THE GUARANTOR AND THE BENEFICIARY
FURTHER WAIVE ANY OBJECTION TO VENUE IN SUCH STATE AND ANY OBJECTION TO AN
ACTION OR PROCEEDING IN SUCH STATE ON THE BASIS OF FORUM NON CONVENIENS.
GUARANTOR FURTHER AGREES THAT ANY ACTION OR PROCEEDING BROUGHT AGAINST THE
BENEFICIARY SHALL BE BROUGHT ONLY IN NEW YORK STATE OR UNITED STATES FEDERAL
COURT SITTING IN NEW YORK COUNTY. THE GUARANTOR AND THE BENEFICIARY MUTUALLY
HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY
JURY IN RESPECT OF ANY CLAIM BASED HEREON, ARISING OUT OF, UNDER OR IN
CONNECTION WITH THIS GUARANTEE OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS,
STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY. THIS WAIVER
CONSTITUTES A MATERIAL INDUCEMENT FOR THE BENEFICIARY TO ACCEPT THIS GUARANTEE
AND ENTER INTO THE STOCK PURCHASE AGREEMENT.

         Nothing in this Section 8(e) shall affect the right of the Guarantor and the Beneficiary to serve legal process in any other manner permitted by law or affect the right of the Beneficiary to bring any action or proceeding against the Guarantor in the courts of any other jurisdictions.

         To the extent that the Guarantor has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether from service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, the Guarantor hereby irrevocably waives such immunity in respect of its obligations under this
Guarantee.

         (f) Headings. The headings and captions hereunder are for convenience only and shall not affect the interpretation or construction of this Guarantee.

         (g) Severability. The provisions of this Guarantee are intended to be severable. If for any reason any provision of this Guarantee shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction.

         (h) GOVERNING LAW. THIS GUARANTEE SHALL BE GOVERNED BY, AND INTERPRETED
AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT
GIVING EFFECT TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

         (i) Counterparts. This Guarantee may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Guarantee by signing any such counterpart. A signature delivered via facsimile will have the effect of the original thereof for all purposes.

         IN WITNESS WHEREOF, the Guarantor has duly executed this Guarantee as of the date first written above.

                                   GUARANTOR:

                                   GREAT AMERICAN INSURANCE COMPANY

                                   By:  /s/ Eve Cutler Rosen
                                       ------------------------------------
                                       Name: Eve Cutler Rosen
                                       Title: Vice President